                                                                   EXHIBIT 10.10

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

                               WARRANT AGREEMENT

             To Purchase Shares of the Series A Preferred Stock of

                         INDUSTRIAL BIOCATALYSIS, INC.

              Dated as of ________________ (the "Effective Date")

     WHEREAS, Industrial BioCatalysis, Inc., a Delaware corporation (the "Company") has entered into a Master Lease Agreement dated as of _____________________ (the "Leases") with ____________, a Delaware corporation
(the "Warrantholder"); and

     WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Preferred Stock;

     NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.   GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.
     ----------------------------------------------

     The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, _________ fully paid and non-assessable shares of the Company's Series A Preferred Stock ("Preferred Stock" at a purchase price of $_______ per share (the "Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided in
Section 8 hereof.

     In the event Warrantholder fails to make available any or all of the Phase II financing as set forth in the Leases, then the number of shares of the Company's Preferred Stock, which the Warrantholder shall be entitled to purchase hereunder shall be reduced by _________.

     Prior to the exercise of the right to purchase Preferred Stock set forth in this Section 1, in the event of an automatic conversion of the Preferred Stock into the Company's Common Stock or in the event that there are no shares of Preferred Stock outstanding (each, a "Conversion Event"), the right to subscribe to and purchase Preferred Stock hereunder shall automatically and without any other action be converted into the right to subscribe to and purchase such number of shares of the Company's Common Stock as the holder of this Warrant Agreement would be

                                      1.

entitled to receive if the Preferred Stock purchasable hereunder had been converted into the Company's Common Stock immediately prior to the occurrence of such Conversion Event.

     Notwithstanding anything to the contrary set forth herein, upon the happening of a Conversion Event, the provisions of Sections 8(d), 8(g) and 8 h hereof shall apply to Common Stock in lieu of Preferred Stock.

2.   TERM OF THE WARRANT AGREEMENT.
     ------------------------------

     Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (i) ten (10) years or (ii) five (5) years from the effective date of the Company's initial public offering, whichever is longer.

3.   EXERCISE OF THE PURCHASE RIGHTS.
     --------------------------------

     The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the Notice of Exercise indicating the number of shares which remain subject to future purchases, if any.

     The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

          X = Y(A-B)
              ------
                A

Where:    X =  the number of shares of Preferred Stock to be issued to the
               Warrantholder.

          Y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

          A =  the fair market value of one (1) share of Common Stock.

          B =  the Exercise Price.

     As used herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

     (i) if the exercise is in connection with an initial public offering, and if the Company's Registration Statement relating to such public offering has been declared effective by the

                                      2.

     SEC, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

     (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

           (a) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a twenty-one
           (21) day period ending three days before the day the current fair market value of the securities is being determined; or

           (b) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one
           (21) day period ending three days before the day the current fair market value of the securities is being determined;

     (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

     Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.   RESERVATION OF SHARES.
     ---------------------

     (a)  Authorization and Reservation of Shares.  During the term of this
          ---------------------------------------
warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

     (b)  Registration or Listing.  If any shares of Preferred Stock required to
          -----------------------
be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the 1933 Act, as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

                                      3.

5.    NO FRACTIONAL SHARES OR SCRIP.
      -----------------------------

      No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.    NO RIGHTS AS SHAREHOLDER.
      ------------------------

      This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.    WARRANTHOLDER REGISTRY.
      ----------------------

      The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.    ADJUSTMENT RIGHTS.
      -----------------

      The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

      (a)  Merger and Sale of Assets.  If at any time there shall be a capital
           -------------------------
reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person in combination with the distribution of the proceeds of such sale to stockholders of the Company (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

      (b)  Reclassification of Shares.  If the Company at any time shall, by
           --------------------------
combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

                                      4.

     If all of the issued and outstanding Preferred Stock other than the Preferred Stock purchasable hereunder, is converted into the Company's Common Stock, then the Preferred Stock purchasable hereunder shall automatically convert into the Company's Common Stock.

     (c)  Subdivision or Combination of Shares.  If the Company at any time
          ------------------------------------
shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

     (d)  Stock Dividends.  If the Company at any time shall pay a dividend
          ---------------
payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's Preferred Stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's Preferred Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's Preferred Stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (e)  Right to Purchase Additional Stock.  If, the Warrantholder's Total
          ----------------------------------
Financing Amount pursuant to the Leases exceeds $_____________, Warrantholder shall have the right to purchase from the Company, at the Exercise Price (adjusted as set forth herein), an additional number of shares, which number shall be determined by (i) multiplying the amount by which the Warrantholder's total equipment cost exceeds $__________ by ______%, and (ii) dividing the product thereof by the Exercise Price per share referenced above.

     If, the Warrantholder's total cost of equipment leased pursuant to the Phase II portion of Equipment schedule VL-1 to the Lease exceeds $500,000.00, Warrantholder shall have the right to purchase from the Company, at the Exercise Price (adjusted as set forth herein), an additional number of shares, which number shall be determined by (i) multiplying the amount by which the Warrantholder's total equipment cost exceeds $___________ by _____%, and (ii) dividing the product thereof by the Exercise Price per share referenced above.

     (f)  Antidilution Rights.  Additional antidilution rights applicable to the
          -------------------
Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as Exhibit A (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter. The Company shall provide Warrantholder with prior written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant, which notice shall include (a) the price at which such stock or security is to be sold, (b) the number of shares to be issued, and (c) such other information as necessary for Warrantholder to determine if a dilutive event has occurred.

                                      5.

     In the event the antidilution rights applicable to the Preferred Stock are waived with respect to all issued and outstanding Preferred Stock, other than the Preferred Stock purchasable hereunder, such antidilution rights shall be deemed to be waived with respect to the Preferred Stock purchasable hereunder.

     (g)  Notice of Adjustments.  If: (i) the Company shall declare any dividend
          ---------------------
or distribution upon its preferred stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of its Preferred Stock; (iii) there shall be any Merger Event; or (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder: (A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and (a) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up). In the case of a public offering, the Company shall give Warrantholder at least twenty (20) days written notice prior to the effective date thereof.

     Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

     (h)  Timely Notice. Failure to timely provide such notice required by
          -------------
subsection (g) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
     --------------------------------------------------------

     (a)  Reservation of Preferred Stock.  The Preferred Stock issuable upon
          ------------------------------
exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions an transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended, and minutes of all Board of Directors (including all committees of the Board of Directors, if any) and Shareholder meetings from ____________, 19__ through _________, 19__. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect

                                      6.

thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

     (b)  Due Authority.  The execution and delivery by the Company of this
          -------------
Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Leases and this Warrant Agreement are not inconsistent with the Company's Charter or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Leases and this Warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms.

     (c)  Consents and Approvals.  No consent or approval of, giving of notice
          ----------------------
to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and Section 4G of the Illinois Corporate Securities Law, which filings will be effective by the time required thereby.

     (d)  Issued Securities.  All issued and outstanding shares of Common Stock,
          -----------------
Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition:

          (i) The authorized capital of the Company consists of (A) _____________ shares of Common Stock, of which _____________ shares are issued and outstanding, and (B) ________________ shares of preferred stock, of which ____________ shares are issued and outstanding and are convertible into
_____________ shares of Common Stock at $_____ per share.

          (ii) The Company has reserved ______ shares of Common Stock for issuance under its 1994 Incentive and Nonqualified Stock Option Plan, under which options are outstanding for the purchase of ______ shares of Common Stock at an average price of $______ per share. Except for a Warrant exercisable for the purchase of ______ shares of Common Stock at $______ per share being issued as of the date hereof, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

          (iii) In accordance with the Company's Articles of Incorporation, no shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

                                      7.

       (e)  Insurance.  The Company has in full force and effect insurance
            ---------
policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

       (f)  Other Commitments to Register Securities. Except as set forth in
            ----------------------------------------
this Warrant Agreement and the Stockholders Agreement by and among the Company and the holders of the issued and outstanding Preferred Stock, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

       (g)  Exempt Transaction.  Subject to the accuracy of the Warrantholder's
            ------------------
representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the Illinois Corporate Securities Law, in reliance upon Section 4G thereof.

       (h)  Compliance with Rule 144.  Upon and after such time as the Company
            ------------------------
has a class of equity securities registered under the Securities Exchange Act of 1934, as amended, at the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the current public information filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.  REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.
     --------------------------------------------------

       This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

       (a)  Investment Purpose.  The right to acquire Preferred Stock or the
            ------------------
Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

       (b)  Private Issue.  The Warrantholder understands (i) that the Preferred
            -------------
Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

       (c)  Disposition of Warrantholder's Rights.  In no event will the
            -------------------------------------
Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed

                                       8.

disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

     (d)  Financial Risk.  The Warrantholder has such knowledge and experience
          --------------
in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     (e)  Risk of No Registration.  The Warrantholder understands that if the
          -----------------------
Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15 (d) of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

11.  TRANSFERS.  Subject to the terms and conditions contained in Section 10
     ---------
hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit II (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

                                       9.

12.  MISCELLANEOUS.
     -------------

       (a)  Effective Date.  The provisions of this Warrant Agreement shall be
            --------------
construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

       (b)  Attorney's Fees.  In any litigation, arbitration or court proceeding
            ---------------
between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

       (c)  Governing Law.  This Warrant Agreement shall be governed by and
            -------------
construed for all purposes under and in accordance with the laws of the State of Illinois.

       (d)  Counterparts.  This Warrant Agreement may be executed in two or more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       (e)  Notices.  Any notice required or permitted hereunder shall be given
            -------
in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at ____________________________________________________________, (and/or, if by
facsimile, (____) _________ and (ii) to the Company at _____________________,
and/or if by facsimile, (____) _________ or at such other address as any such party may subsequently designate by written notice to the other party.

       (f)  Remedies.  In the event of any default hereunder, the non-defaulting
            --------
party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

        (g)  No Impairment of Rights. Except for the automatic conversion of the
             -----------------------
right to acquire Preferred Stock into the right to acquire Common Stock, as set forth in the third paragraph of Section 1, hereof, the Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

       (h)  Survival.  The representations, warranties, covenants and conditions
            --------
of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

                                      10.

     (i)  Severability. In the event any one or more of the provisions of this
          ------------
Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (j)  Amendments.  Any provision of this Warrant Agreement may be amended by
          ----------
a written instrument signed by the Company and by the Warrantholder.

     (k)  Additional Documents.  The Company, upon execution of this Warrant
          --------------------
Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. If the purchase price for the Leases referenced in the preamble of this Warrant Agreement exceeds $1,000,000, the Company will also provide Warrantholder with an opinion from the Company's counsel with respect to those same representations, warranties and covenants. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                                   Company: INDUSTRIAL BIOCATALYSIS, INC.

                                   By:____________________________________

                                   Title:_________________________________

                                   Warrantholder: COMDISCO, INC.

                                   By:____________________________________

                                   Title:_________________________________

                                      11.

                                   EXHIBIT I

                              NOTICE OF EXERCISE

To:

(1) The undersigned Warrantholder hereby elects to purchase ______ shares of the Preferred Stock of ______________, pursuant to the terms of the Warrant Agreement dated the _______ day of _________________, 19___ (the "Warrant Agreement") between ____________________ and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Preferred Stock of _________________________________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Preferred Stock in the name of the undersigned or in such other name as is specified below.


________________________________
(Name)


________________________________
(Address)

Warrantholder:  ________________

By:_____________________________

Title:__________________________

Date:___________________________

                                      12.

                          ACKNOWLEDGEMENT OF EXERCISE

     The undersigned ______________________________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase _______ shares of the Preferred Stock of _____________________, pursuant to the terms of the Warrant Agreement, and further acknowledges that __________ shares remain subject to purchase under the terms of the Warrant Agreement.

                                             Company:

                                             By:________________________________

                                             Title:_____________________________

                                             Date:______________________________

                                      13.

                                  EXHIBIT II

                                TRANSFER NOTICE

     (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to _______________________
                                                             (Please Print)
whose address is _______________________________________________________________

________________________________________________________________________________

                                   Dated:_______________________________________

                                   Holder's Signature:__________________________

                                   Holder's Address:____________________________

                                   _____________________________________________

Signature Guaranteed::__________________________________________________________

     NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.

                                      14.

                          Schedule of Warrant Holders
                          (Series A Preferred Stock)

--------------------------------------------------------------------------------
   Registered Owner            Number of Shares             Date Issued
--------------------------------------------------------------------------------
Comdisco, Inc.                       501,000               March 13, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------